UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 22, 2011

UNION NATIONAL FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania	0-19214	23-2415179
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

570 Lausch Lane, Suite 300, Lancaster, Pennsylvania	17601
(Address of principal executive offices)	(Zip Code)

(717) 653-1441
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On March 22, 2011, Union National Financial Corporation (“UNNF”) and Donegal Financial Services Corporation (“DFSC”), an affiliate of Donegal Group Inc., issued a joint press release announcing that UNNF and DFSC received all of the approvals or waivers required from the federal banking regulatory authorities; however, completion of the merger may not occur until the expiration of a 30-day comment period Pennsylvania law requires.  The parties expect to complete the merger not later than the first week of May 2011.  A copy of the press release is filed as Exhibit 99.1 hereto.

Item 9.01	Exhibits

99.1	Press release dated March 22, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNION NATIONAL FINANCIAL CORPORATION

Date: March 22, 2011	By:	/s/ Mark D. Gainer
Mark D. Gainer
Chairman, President, and Chief Executive Officer